UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                                                                June 18, 2010

Aradigm Corporation
(Exact name of registrant as specified in its charter)

California	0-28402	94-3133088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3929 Point Eden Way, Hayward, California	94545
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                             (510) 265-9000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The employment of D. Jeffery Grimes, Vice President, Legal Affairs, General Counsel and Corporate Secretary of Aradigm Corporation (the “Company”), terminated effective June 18, 2010.  The Company is eliminating Mr. Grimes’s position in a cost cutting measure.

In connection with his departure from the Company, Mr. Grimes will receive severance payments pursuant to the Company’s Executive Officer Severance Benefit Plan (the “Plan”) established effective October 7, 2005 and amended and restated effective December 31, 2008, a copy of which was attached as an exhibit to an 8-K filed with the Securities and Exchange Commission on January 8, 2009.  Severance payments under the plan will be paid out over one year and will include up to one year of COBRA premiums.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aradigm Corporation

June 23, 2010	By:	/s/ Nancy E. Pecota
Name: Nancy E. Pecota
Title: Vice President, Finance and Chief Financial Officer